EXHIBIT 10.10

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT (COLLECTIVELY, THE "SECURITIES LAWS"). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SECTION 10 OF THIS WARRANT.

No. 001                                            WARRANT TO PURCHASE SHARES OF
ISSUED:  SEPTEMBER, 30, 2002                                        COMMON STOCK

                         LOGICAL IMAGING SOLUTIONS, INC.
                            DIGITAL COLOR PRINT, INC.

                              COMMON STOCK WARRANT


     THIS IS TO CERTIFY that, for value received, and subject to the terms and conditions of this Warrant, Color Imaging, Inc., a Delaware corporation, its successors or assigns ("Color"), is entitled, at any time and from time to time during the exercise period as provided in Section 6 (the "Exercise Period"), to subscribe for and purchase, upon exercise of this Warrant, that number of fully paid and nonassessable shares determined according to the formula set forth in
Section 1 (the "Warrant Stock") of Common Stock, of Logical Imaging Solutions, Inc., a California corporation ("Logical") or if converted pursuant to the following paragraph, shares of the Common Stock of Digital Color Print, Inc. ("DCP"). The exercise price thereof (the "Warrant Price") shall be (i) $1.50 per share (not to exceed an aggregate price of $121,725) for Warrant Stock with respect to which Color exercises its Warrant hereunder within the one-year period following the date hereof, (ii) $2.25 per share (not to exceed an aggregate price of $365,175, including the aggregate Warrant Price paid under
(i) above) for Warrant Stock with respect to which Color exercises its Warrant hereunder after the first anniversary of the date of this Warrant and on or before the second anniversary of the date of this Agreement, and (iii) $3.25 per share (not to exceed an aggregate price of $791,212, including the aggregate Warrant Price paid under (i) and (ii) above) for Warrant Stock with respect to which Color exercises its Warrant hereunder after the second anniversary of the date of this Agreement and before the third anniversary of the date of this Agreement.

     Color may, at any time during the Exercise Period, convert this Warrant for shares of the Common Stock of Logical into a Warrant for shares of the Common Stock of DCP by notifying Logical and DCP of such conversion in writing. Upon conversion, the Warrant shall be for the same percentages of Common Stock of DCP and at the same Warrant Prices (and not to exceed the aggregate Warrant Prices described above) as are set forth herein in respect of shares of the Common Stock of Logical. Upon request, DCP shall issue a new Warrant in exchange for the surrender of this Warrant, which new Warrant shall be substantially similar to this Warrant, but shall evidence the conversion of this Warrant into a Warrant for the Common Stock of DCP. DCP and Logical are referred to collectively as "Issuer".

     This Warrant is subject to the following additional terms and conditions:

     SECTION 1. NUMBER OF WARRANT STOCK. The number of shares of Warrant Stock with respect to which this Warrant shall be exercisable shall be as follows:

          (a) During the period following the date hereof through the one-year anniversary of the date of this Agreement, Color may exercise this Warrant for up to that number of shares of Common Stock of Issuer that is equal of 5% of the outstanding Common Stock of Issuer at the time of exercise, on a fully diluted basis and assuming the exercise and conversion of all options, warrants, or other convertible securities issued in respect of the capital stock of Issuer and exercisable for or convertible into Common Stock.

          (b) During the period following the one-year anniversary of the date of this Agreement through the second anniversary of the date of this Agreement, Color may exercise this Warrant for up to that number of shares of Common Stock of Issuer that is equal to (i) 10% of the outstanding Common Stock of Issuer at the time of exercise, on a fully diluted basis and assuming the exercise and conversion of all options, warrants, or other convertible securities issued in respect of the capital stock of Issuer and exercisable for or convertible into Common Stock, less (ii) the number of shares of Warrant Stock purchased pursuant to Section 1(a).

          (c) During the period following the second anniversary of the date of this Agreement through the third anniversary of the date of this Agreement, Color may exercise this Warrant for up to that number of shares of Common Stock of Issuer that is equal to (i) 15% of the outstanding Common Stock of Issuer at the time of exercise, on a fully diluted basis and assuming the exercise and conversion of all options, warrants, or other convertible securities issued in respect of the capital stock of Issuer and exercisable for or convertible into Common Stock, less (ii) the aggregate number of shares of Warrant Stock purchased pursuant to Sections 1(a) and 1(b).

     SECTION 2. METHOD OF EXERCISE. This Warrant may be exercised in whole or in part at any time or from time to time, but not as to a fractional share of Warrant Stock, by delivering to Issuer, during the Exercise Period: (i) the attached form of Election to Purchase, duly completed and executed by Color,
(ii) this Warrant, and (iii) payment of the Warrant Price in cash or by check, for each share purchased.

     SECTION 3. DELIVERY OF STOCK CERTIFICATES. Within 20 days after the exercise of this Warrant (in whole or in part), Issuer, at its expense, shall issue in the name of and deliver to Color (a) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which Color shall be entitled upon such exercise and (b) unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share) of Warrant Stock, if any, with respect to which this Warrant shall not have been exercised. Color shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date on which this Warrant is surrendered and payment on the Warrant Price is made, irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date of such surrender and payment is a date when the stock transfer books of Logical are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

     SECTION 4. COVENANTS AS TO WARRANT STOCK. Issuer covenants and agrees that all shares of Warrant Stock issued pursuant to the terms of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable. Issuer further covenants and agrees that Issuer will at all times thereafter have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     SECTION 5. INVESTMENT REPRESENTATIONS OF COLOR. Color represents, warrants, covenants and agrees, to the extent that it acquires shares of Warrant Stock pursuant to this Agreement, as follows:

          (a) Color understands that none of the shares of Warrant Stock acquired pursuant to this Warrant have been registered under the Securities Laws in reliance upon exemptions for nonpublic offerings, and that Issuer is under no obligation to register such shares under the Securities Laws.

          (b) To the extent applicable, Color will be acquiring the Warrant Stock pursuant to this Warrant for investment and for its own account, and not with a view to, or for resale in connection with, any distribution.

          (c) Color understands that the Warrant Stock must be held indefinitely and Color must continue to bear the economic risk of the investment for an indefinite time unless the Warrant Stock is subsequently registered under the Securities Laws or an exemption from such registration is available.

          (d) Color agrees that it will in no event sell or otherwise transfer all or any part of the Warrant Stock unless (i) in the opinion of counsel satisfactory to Issuer, the Warrant Stock may be legally transferred without registration under the Securities Laws, or (ii) unless the shares of Warrant Stock have been registered and qualified under the Securities Laws and, if necessary, an appropriate prospectus shall then be in effect.

     SECTION 6. TERMINATION. This Warrant shall be cancelled and the rights granted hereunder shall terminate at the close of business on the third anniversary of the issuance of the Warrant (the "Termination Date"), provided Color's rights hereunder shall survive in respect of any exercise of the Warrant made by Color prior to such Termination Date.

     SECTION 7. ADJUSTMENTS AFFECTING COMMON STOCK.

          (a) Reclassification. In the case of any reclassification or change of Common Stock issuable upon exercise of this Warrant, Issuer shall execute a new Warrant, providing that Color shall have the right to exercise such new Warrant, in substantially the form hereof, and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the number and kind of shares of stock, other securities, money or property receivable upon such reclassification or change by a holder of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7.

          (b) Split, Subdivision or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired Issuer shall split, subdivide or combine its Common Stock, the number of shares of Warrant Stock issuable upon exercise hereof shall be proportionately increased and the Warrant Price shall be proportionately decreased, in the case of a split or subdivision, or the number of shares of Warrant Stock issuable upon exercise hereof shall be proportionately decreased and the Warrant Price shall be proportionately increased, in the case of a combination.

     SECTION 8. SIGNIFICANT BUSINESS TRANSACTIONS. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of Common Stock otherwise provided for herein), (b) a merger or consolidation of Issuer with or into another corporation in which Issuer is not the surviving entity, or a reverse triangular merger in which Issuer is the surviving entity but the shares of Issuer's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (c) a sale or transfer of Issuer's properties and assets as, or substantially as, an entirety to any other person, then, unless prior to or contemporaneous with the closing of such reorganization, merger, consolidation, sale or transfer, Color has exercised this Warrant, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that Color shall thereafter be entitled to receive upon exercise of this Warrant (or if partially exercised, then only for that portion of the Warrant outstanding), during the period specified herein and upon payment of the Warrant Price then in effect, that number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 8. The foregoing provisions of this Section 8 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to Issuer for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by Issuer's Board of Directors. In all events, appropriate adjustment (as determined in good faith by Issuer's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Color after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     SECTION 9. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, Issuer shall pay Color a sum in cash equal to the Fair Market Value of the fractional shares on the date of exercise.

     SECTION 10. RESTRICTIONS ON TRANSFER. This Warrant may not be transferred unless (a) the Warrant is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws, (b) Logical has received a legal opinion reasonably satisfactory to Issuer to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws, or (c) Issuer otherwise satisfies itself that such transfer is exempt from registration.

     SECTION 11. LEGEND. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise hereof and a stop transfer restriction or order may be placed on the books of Issuer and with any transfer agent until such securities may be legally sold or otherwise transferred.

     SECTION 12. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle Color to any voting rights or any other rights as a shareholder of Issuer or to any other rights whatsoever except the rights stated herein; and no cash or stock dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock purchasable hereunder unless, until and to the extent that this Warrant shall be exercised.

     SECTION 13. CONSTRUCTION. The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Georgia. The descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

     SECTION 14. LOST WARRANT CERTIFICATE. If this Warrant is lost, stolen, mutilated or destroyed, Logical shall issue a new Warrant of like denomination, tenor and date as this Warrant, subject to Issuer's right to require Color to give Issuer a bond or other satisfactory security sufficient to indemnify Issuer against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, mutilation or destruction of this Warrant or the issuance of such new Warrant.

     SECTION 15. WAIVERS AND AMENDMENTS. This Warrant or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     SECTION 16. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and sent by (a) certified or registered U.S. mail, return receipt requested, (b) personal delivery, including delivery by Federal Express or similar guaranteed express courier, (c) facsimile, provided written confirmation of receipt is received and a copy is sent by the method described in (a) or (b), addressed as follows:

     if to Color, to:                   Color Imaging, Inc.
                                        4350 Peachtree Industrial Blvd.
                                        Suite 100
                                        Norcross, Georgia 30071
                                        Attention:  Morris E. Van Asperen
                                        Fax:  (770) 242-3494

     with copies to:                    Arnall Golden Gregory LLP
                                        1201 West Peachtree Street
                                        2800 One Atlantic Center
                                        Atlanta, Georgia 30309
                                        Attention:  T. Clark Fitzgerald III
                                        Fax:  (404) 873-8623

     if to Logical, to:                 Logical Imaging Solutions, Inc.
                                        1920 East Warner Avenue
                                        Suite 3-M
                                        Santa Ana, California 92705
                                        Fax: (949) 474-8114
                                        Attention:  Michael W. Brennan

     if to DCP or                       Robert L. Langsam
     the DCP Shareholders:              c/o Global Capital Group, Inc.
                                        2121 East Pacific Coast Highway
                                        Suite 210
                                        Corona del Mar, California 92625
                                        Fax:  (949) 270-2755

     with a copy to:                    Christopher H. Dieterich, Esq.
                                        11300 W. Olympic Boulevard
                                        Los Angeles, California 90064
                                        Fax:  (310) 312-6680

or at such other address to the attention of other person as Color, Logical or DCP may designate by written notice to the other party hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day, in the place of receipt.


                        [Signatures appear on next page]

     IN WITNESS WHEREOF, Logical and DCP have executed this Warrant as of the date first above written.

                                     LOGICAL IMAGING SOLUTIONS, INC.


                                     By: /S/ MICHAEL W. BRENNAN
                                         ------------------------------------
                                         Michael W. Brennan
                                         Title:    Chief Executive Officer


                                     DIGITAL COLOR PRINT, INC.


                                     By: /S/ MICHAEL W. BRENNAN
                                         ----------------------------
                                         Michael W. Brennan
                                         Title:    Chief Executive Officer

                              ELECTION TO PURCHASE


(To be executed only upon exercise of Warrant)


     The undersigned registered owner of the attached Warrant irrevocably exercises the Warrant for _________ shares of Common Stock of [LOGICAL IMAGING SOLUTIONS, INC./DIGITAL COLOR PRINT, INC.] on the terms and conditions specified in the Warrant, and requests that a certificate for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ________________________, whose address is _________________________________________, _________________,
and, if such shares of Common Stock shall not include all of the shares of Common Stock into which the Warrant is exercisable, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned. The payment of the Warrant Price shall be made (__________) in cash or (__________) by check.


Dated:  ___________________
                                   _____________________________________________
                                   (Signature)


                                   _____________________________________________
                                   (Street Address)


                                   _____________________________________________
                                   (City)  (State)  (Zip Code)



1498583v3